Associated Banc-Corp Investor Presentation SECOND QUARTER 2017

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

WI 70% 153 MN 7% 20 IL 23% 42 Deposits (%) And Branches OUR FRANCHISE 2 $29 billion in assets $1 billion revenue2 $20 billion of loans $22 billion of deposits First Quarter 20171 Headquartered in Green Bay, Wisconsin Largest bank headquartered in Wisconsin 1 – As of March 31, 2017, unless otherwise noted 2 – Twelve months ended March 31, 2017 Affinity Programs Serving over 1 million customers in over 100 communities across 8 states Community, Consumer, and Business 38% Corporate and Commercial Specialty 62% 1Q17 Net Income by Business Segment

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and ~30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Commercial and Business Lending
Loan Composition by Industry



Manufacturing and Wholesale Trade 27%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] below the national average



3.1%
3.4%
3.8%
3.9%
3.9%
4.3%
4.9%
5.1%
5.1%
IA
WI
MN
IN
MO
U.S.
IL
OH
MI

Dark green bars denote ASB branch states

Top U.S. Cities by Credit Score[4]

Rochester, MN...........	708
Mankato, MN.............	708
Minneapolis, MN........	707
Green Bay, WI...........	704
Wausau, WI...............	704

Green font denotes ASB branch markets

1 – U.S. Census Bureau, Annual Estimates of the Resident Population, 2016
2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, March 2017 (preliminary)
3 – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, March 2017 (preliminary)
4 – Experian, 2016 Annual State of Credit report, VantageScore is a registered trademark

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FIRST QUARTER UPDATE 4 Strengthening Customer Relationships Delivering on our Strategy Expanding our Community Presence Providing Long- Term Value to Shareholders 2017 Strategic Priorities Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend Fee Businesses  Improving fee-based revenues  Declining mortgage banking revenue  Increasing tax credit investment activity Expense Management Capital & Credit Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume YoY Progress YoY Progress

Net QoQ Growth: +$96 million $1.6 $1.5 $1.5 $1.4 $1.3 $4.6 $4.7 $5.2 $5.9 $6.62 $3.6 $3.9 $4.1 $4.5 $5.0 $5.6 $6.1 $7.0 $7.1 $7.2 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Commercial & business Commercial real estate Residential mortgage Home equity & Other consumer POSITIONED FOR LOAN GROWTH 5 $20.1 $17.8 $18.9 $16.2 $15.4 ($ in billions) 5% Average Quarterly Loans 1Q13 – 1Q17 CAGR 6% 9% 9% $(200) $(58) $(29) $(22) $29 $44 $85 $2471 Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT Oil and Gas General commercial QoQ Average Loan Growth, $ in millions 1 – 60% of 1Q residential mortgage loan growth was in longer-dated production. Percentage based on change in period end composition 2 – $2.0 billion of the total residential mortgage portfolio was comprised of fixed-rate loans. Amount based on change in period end composition 2Q 2017: Expected to exceed 1Q growth

$2.0 $1.7 $1.6 $1.6 $1.6 $1.1 $1.2 $1.3 $1.4 $1.5 $7.0 $7.2 $8.7 $9.4 $9.2 $2.8 $2.8 $3.2 $3.2 $4.3 $4.2 $4.2 $4.3 $5.0 $5.0 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand 89% 94% 91% 93% 92% Loan to Deposit Ratio POSITIONED FOR DEPOSIT GROWTH ($ in billions) $21.5 6 $20.6 $19.1 $17.0 $17.1 Focused on Granular Low Cost Deposits Average Quarterly Deposits 1 – Percentages based on first quarter 2017 average balances 2 – Network transaction deposits comprise substantially all of the Risk Management and Shared Services segment balances 3 – Affinity debit cards as a percentage of active personal checking accounts, as of March 31, 2017 Corporate and Commercial Specialty 30% Community, Consumer and Business 53% Network Transaction Deposits2 17% Deposits by Segment1 Packers 23% Badgers 8% Brewers 7% Wild 1% Affinity Debit Cards3 1Q13 – 1Q17 CAGR 4% 11% 7%

40% 24% 22% 7% 7% Fast Moving Mixed Slow Moving Money Market Noninterest- bearing demand Interest- bearing demand Savings Time 0.45% 0.39% 0.41% 0.42% 0.52% $12 $12 $13 $14 $17 $10 $8 $8 $8 $10 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Short and long-term funding costs Interest-bearing deposits $21 2.81% 2.81% 2.77% 2.80% 2.84% $96 $99 $103 $104 $106 $64 $65 $66 $66 $69 $39 $38 $36 $36 $37 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Commercial Retail Investment and other POSITIONED FOR HIGHER INTEREST RATES IMPROVING MARGIN AND ASSET SENSITIVE PROFILE Net interest margin ($ in millions) 7 Interest Income & Net Interest Margin $199 $202 $205 $207 $212 $22 $27 Interest Expense YoY Interest Income Change +$13 million NII YoY Change +$8 million YoY Interest Expense Change -$5 million $20 $21 Cost of interest-bearing liabilities Deposit Repricing Mix1 1 – Deposit mix as of March 31, 2017

GROWING AND DIVERSIFIED BUSINESS MODEL ($ IN MILLIONS) 8 Strong Insurance Commissions Growth Driven by 2015 Acquisition Robust Capital Markets, Trust and Investments Solutions Noninterest Income $54 $56 $63 $65 $67 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 $83 $74 $80 $83 $80 $12 $12 $20 $21 $22 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 $18 $19 $19 $19 $20 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1 – A non-GAAP financial measure, fee-based revenue is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. Fee-based revenue1 ($ in millions)

78% 68% 48% 46% 46% 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 9 INCREASING DISTRIBUTION EFFICIENCY LESS BRANCH CENTRIC; MORE MOBILE AND ENHANCED 24/7 ACCESS Almost 60% of customers are active in online banking2 Over 30% of consumer deposit customers use mobile banking 27% increase in SnapDeposit activity from 1Q162 Over 90% of our Corporate Banking customers’ deposit activity1 is executed via lockbox or remote deposit Only 46% of all deposit and withdrawal activity1 is occurring inside our branches 1 – Excludes ACH and wire transfer activity, for the quarter ended March 31, 2017 2 – Based on consumer deposit customers , for the quarter ended March 31, 2017 Branch Deposit and Withdrawal Transactions / Total Transactions1

Enhanced Automation Operational Efficiencies Branch Consolidations Branch Staffing Initiatives OVERALL EXPENSE EFFICIENCY AUTOMATION AND INVESTMENTS ARE DRIVING BETTER EFFICIENCY OVER TIME Efficiency Drivers 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 10 ~240 215 2.92% 2.45% 1.00% 1.50% 2.00% 2.50% 3.00% 180 190 200 210 220 230 240 250 260 2013 2014 2015 2016 Mar 2017 Branches (period end) Noninterest Expense / Average Assets 70% 70% 70% 69% 66% 68% 69% 69% 67% 65% 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Federal Reserve Fully tax-equivalent Efficiency Ratio1

IMPROVING CAPITAL EFFICIENCY 11 149 154 1Q 2016 1Q 2017 Average Common Shares Outstanding Diluted (in millions) 11.64% 11.20% 9.39% 9.30% 9.87% 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Common Equity Tier 11 Ratio $12.41 $13.00 1Q 2016 1Q 2017 Tangible Book Value per Common Share 4 Funding Organic Growth Paying a Competitive Dividend Non-Organic Growth Opportunities Share Buybacks and Redemptions Capital Priorities 1 – Beginning January 1, 2015, the regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions, and introduced a new regulatory measure of CET1. Prior to 2015, the regulatory capital requirements effective for the Corporation followed the Capital Accord of the Basel Committee on Banking Supervision ("Basel I"). CET1 prior to the Basel III requirements was calculated as Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities. Refer to the appendix for a reconciliation of common equity Tier 1. $0.11 $0.12 1Q 2016 1Q 2017 Dividends per Common Share

Earnings Per Share Dividends Shareholder Gain Return on Average Common Equity Tier 11 39% 94% One Year Five Years $0.27 $0.35 1Q 2016 1Q 2017 14% annualized TSR $0.11 $0.12 1Q 2016 1Q 2017 EXPANDING BOTTOM LINE 12 8.6% 10.6% 1Q 2016 1Q 2017 As of March 31, 2017 Exceptional Value 1 – Refer to the appendix for a reconciliation of average common equity Tier 1 “We’ve shaped our success around a shared vision to become the Midwest’s premier financial services company, distinguished by consistent, quality customer experiences, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value to our shareholders through economic cycles.” +30% YoY +9% YoY

2017 OUTLOOK Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend  Improving fee-based revenues  Declining mortgage banking revenue  Increasing tax credit investment activity Expense Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio Capital & Credit Management  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume 13 This outlook reflects a stable to improving economy and includes our expectation of one mid- year interest rate increase in 2017. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. Fee Businesses

APPENDIX

1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas $4 $2 $(4) $3 $13 $19 $22 $6 $6 1.4% 1.4% 1.4% 1.4% 1.4% 6.5% 5.6% 5.5% 5.7% 6.7% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) $251 $281 $270 $276 $262 $150 $176 $171 $75 $78 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas $157 $154 $163 $128 $126 $129 $129 $127 $147 $134 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas Potential Problem Loans Nonaccrual Loans Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans $401 $457 $441 $351 $340 $286 $283 $290 $275 $260 $21 $18 $9 $17 15

C&BL by Geography $7.2 billion CRE by Geography $5.0 billion Multi-Family 29% Retail 24% Office / Mixed Use 20% Industrial 10% 1-4 Family Construction 7% Hotel / Motel 4% Other 6% Manufacturing and Wholesale Trade 27% Power & Utilities 14% Real Estate 11% Oil & Gas 9% Finance & Insurance 8% Other 11% East Texas North Louisiana Arkansas 19% Permian 15% South Texas & Eagle Ford 14% Rockies 14% Marcellus Utica Appalachia 11% Mid- Continent (primarily OK & KS) 10% Gulf Coast 6% Gulf Shallow 5% Bakken 1% Other (Onshore Lower 48) 5% Wisconsin 29% Illinois 16% Minnesota 7% Texas3 10% Other Midwest2 9% Other 29% Wisconsin 28% Illinois 22% Minnesota 9% Other Midwest2 25% Texas 3% Other 13% 1 – Excludes $0.4 billion Other consumer portfolio 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio 4 – Based on outstanding commitments LOANS STRATIFICATION OUTSTANDINGS AS OF MARCH 31, 2017 16 Total Loans1 Wisconsin 32% Illinois 27% Other Midwest2 13% Minnesota 10% Texas 4% Other 14% C&BL by Industry $7.2 billion Oil and Gas Lending4 ~$1.0 billion CRE by Property Type $5.0 billion

OIL AND GAS UPDATE $477 $451 $398 $446 $413 $150 $176 $171 $75 $78 $129 $129 $127 $147 $134 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Pass Potential Problem Loans Nonaccrual $756 $756 $696 $668 $625 Period End Loans by Credit Quality Oil and Gas Allowance $49 $42 $38 $38 $42 6.5% 5.6% 5.5% 5.7% 6.7% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions) 17 Total O&G Portfolio Quarter end March 31, 2017 59 credits ~$1 billion commitments $625 million outstandings 3% of total loans New business since January 1, 2016 15 credits $335 million commitments $207 million outstandings 1% of total loans

38% 29% 61% 71% 1% <1% March 2016 March 2017 HIGH QUALITY SECURITIES ($ IN BILLIONS) 18 $4.89 $5.45 $5.75 $6.08 $5.97 2.68% 2.71% 2.58% 2.47% 2.41% 1.00% 2.00% 3.00% 4.00% 5.00% $- $0.01 .$0 2 . .3$0 .4 .$0 5 . .6$0 .7 .$0 8 .9 $0. .1 0$ .1 1.$ 2 .1 .3$ .41 .$ 5 .1 6 .$ .71 $ .8 .1 9$ .2 0 .$ .12 .$ 2 .2 3 .$ .42 .$ 5 .2 6 $ .7 2.$ .82 .9$ .3 0 .$ .13 .$ 2 .3 3 .$ 4 .3 $ .5 3.6$ .73 .$ .83 .9$ .4 0 .$ 1 .4 .$ 2 .4 3 $ .4 4.$ .54 .6$ .74 .$ 8 .4 .9$ .5 0 .$ 1 .5 $ .2 5.3$ .45 .$ 5 .5 .6$ .75 .$ 8 .5 9 .$ .6 0 $ .1 6.$ 2 .6 .3$ .46 .$ 5 . 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Average Balance Average Yield Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $1.99 $1.96 3.36 GNMA MBS & CMOs 2.15 2.12 4.81 Agency & Other MBS & CMOs 0.62 0.63 2.64 Municipals 1.13 1.13 5.69 Other1 0.01 0.01 Strategic Portfolio $5.90 $5.85 4.25 Membership Stock 0.14 0.14 Total Portfolio $6.04 $5.99 GNMA CMBS 34% GNMA CMOs 30% GNMA MBS 6% Municipals 19% Other MBS 10% Other CMOs 1% Other <1% Fair Value Composition Risk Weighting Profile Portfolio Detail as of March 31, 2017 Portfolio and Yield Trends 0% Risk Weighted Other 20% Risk Weighted 1 – Includes Corporate, Treasury, and all other

Tangible Common Equity and Common Equity Tier 1 ($ in millions) 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Common equity $2,873 $2,840 $2,823 $2,862 $2,985 Goodwill and other intangible assets, net (944) (939) (987) (989) (987) Tangible common equity 1,929 1,901 1,836 1,873 1,998 Less: Accumulated other comprehensive income / loss (43) 11 (25) (2) 56 Less: Deferred tax assets / deferred tax liabilities, net (5) — 27 32 31 Common equity Tier 1 $1,881 $1,912 $1,838 $1,903 $2,085 RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS 19 Average Tangible Common Equity and Average Common Equity Tier 1 ($ in millions) 1Q 2013 1Q 2014 1Q 2015 1Q 2016 1Q 2017 Average common equity $2,850 $2,827 $2,785 $2,849 $2,963 Average goodwill and other intangible assets, net (944) (940) (971) (989) (987) Average tangible common equity 1,906 1,887 1,814 1,860 1,976 Less: Accumulated other comprehensive income / loss (45) 13 (18) 3 54 Less: Deferred tax assets / deferred tax liabilities, net (5) — 8 33 32 Average common equity Tier 1 $1,856 $1,900 $1,804 $1,896 $2,062

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	1Q 2013	1Q 2014	1Q 2015	1Q 2016	1Q 2017
Federal Reserve efficiency ratio	69.90%	70.46%	70.27%	69.01%	66.39%
Fully tax-equivalent adjustment	(1.46)	(1.35)	(1.42)	(1.37)	(1.30)
Other intangible amortization	(0.42)	(0.42)	(0.32)	(0.20)	(0.20)
Fully tax-equivalent efficiency ratio	68.02%	68.69%	68.53%	67.44%	64.89%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	1Q 2013	1Q 2014	1Q 2015	1Q 2016	1Q 2017
Trust service fees	$11	$12	$12	$12	$12
Service charges on deposit accounts	17	16	16	16	16
Card-based and other nondeposit fees	11	12	11	12	13
Insurance commissions	12	12	20	21	22
Brokerage and annuity commissions	3	4	4	4	4
Fee-based revenue	$54	$56	$63	$65	$67
Other	29	18	17	18	13
Total noninterest income	$83	$74	$80	$83	$80

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